Neuberger Berman Alternative Funds®
Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class, Class E and Class R6 (the “Fund”)

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2024, as may be amended and supplemented

This supplement describes important changes affecting the Fund.  These changes were proposed by Neuberger Berman Investment Advisers LLC (“NBIA”) and approved by the Board of Trustees (the “Board”) of Neuberger Berman Alternative Funds as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NBIA at (877) 628-2583.

Effective immediately, BH-DG Systematic Trading LLP (“BH-DG”) will no longer act as a subadviser to the Fund.

As a result of this change, effective immediately, all references to BH-DG in the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby deleted in their entirety.

The date of this supplement is June 28, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com